UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TTM TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of TTM TECHNOLOGIES, INC. To Be Held On: May 8, 2024 at 8:30 a.m. Pacific Time COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 26, 2024. Please visit https://investors.ttm.com/news-events/annual-stockholders-meeting, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers) E-MAIL: help@equiniti.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/208900745 (password: ttm2024) and be sure to have your control number available. MAIL: You may request a proxy card by following the instructions above. 1. To elect Rex D. Geveden, Pamela B. Jackson and John G. Mayer as class III directors. NOMINEES: Rex D. Geveden Pamela B. Jackson John G. Mayer Please note that you cannot use this notice to vote by mail. 2. To approve an amendment of our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law. 3. To approve an amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law. 4. To approve an amendment of our certificate of incorporation to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares of all capital stock. 5. To approve amendments of our bylaws arising from the Special Board Resolution adopted by the Board of Directors in February 2023. 6. To approve amendments of our bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders, (b) a majority approval standard for uncontested elections of directors, (c) that stockholders may remove any or all directors, with or without cause, and (d) miscellaneous amendments to our bylaws. 7. To approve an amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment. 8. To approve, on an advisory, non-binding basis, the compensation of our named executive officers. 9. To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 30, 2024. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, 5, 6, 7, 8, AND 9. NOTE: In their discretion, the proxy may transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

ANNUAL MEETING OF STOCKHOLDERS OF TTM TECHNOLOGIES, INC. May 8, 2024 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, and Annual Report are available at https://investors.ttm.com/news-events/annual-stockholders-meeting Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 050824 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, 5, 6, 7, 8, and 9. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. To elect Rex D. Geveden, Pamela B. Jackson and John G. Mayer as class III directors. NOMINEES: Rex D. Geveden Pamela B. Jackson John G. Mayer FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To approve an amendment of our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law. 3. To approve an amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law. 4. To approve an amendment of our certificate of incorporation to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares of all capital stock. 5. To approve amendments of our bylaws arising from the Special Board Resolution adopted by the Board of Directors in February 2023. 6. To approve amendments of our bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders, (b) a majority approval standard for uncontested elections of directors, (c) that stockholders may remove any or all directors, with or without cause, and (d) miscellaneous amendments to our bylaws. 7. To approve an amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment. 8. To approve, on an advisory, non-binding basis, the compensation of our named executive officers. 9. To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 30, 2024. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, 5, 6, 7, 8, AND 9. NOTE: IN THEIR DISCRETION, THE PROXY MAY TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.